SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2019

Date of Report

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Southwest Freeway Suite 2240 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 400-6400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

On February 11, 2019, the Board of Marker Therapeutics, Inc. (the “Company”) established May 9, 2019 as the date of the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”). Because the 2019 Annual Meeting date has advanced by more than 30 days from the anniversary date of the Company’s 2018 annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended, the Company is informing stockholders of such change.

In addition, because the 2019 Annual Meeting will be held more than 30 days from the anniversary date of the 2018 annual meeting, the deadline for stockholder nominations or proposals for consideration at the 2019 Annual Meeting set forth in the Company’s 2018 Proxy Statement no longer applies. Accordingly, in order to be included in the proxy materials for the 2019 Annual Meeting, stockholders who intend to nominate a candidate for election to the Board or to propose other business for consideration at the 2019 Annual Meeting to be included in the Company’s proxy materials for the 2019 Annual Meeting (including a proposal made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended and any notice on Schedule 14N), must ensure that such proposal is received by the Company at its principal executive offices, 3200 Southwest Freeway, Suite 2240 Houston, Texas 77027, no later than 5:00 p.m., Eastern time, on February 26, 2019. Proponents are advised to submit their proposals by certified mail, return receipt requested, addressed to the Company’s Corporate Secretary. Such deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act. The Company currently intends to make its proxy materials available to stockholders beginning on or about March 27, 2019.

Further, the Company’s Bylaws require that the Company be given advance notice of stockholder nominations for election to the board of directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in the Company’s proxy statement. The required notice must be in writing, include all of the information specified in the Company’s Bylaws, as amended, and be received by the Company’s Corporate Secretary at its principal offices not later than the close of business on February 26, 2019.

Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of Stockholders must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Company’s Bylaws.

Item 8.01	Other Events.

On February 15, 2019, the Company issued a press release announcing it had relocated its corporate headquarters to Houston, Texas and entered into a license to access a new laboratory facility. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued on February 15, 2019.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 15th day of February, 2019.

MARKER THERAPEUTICS, INC.
(Registrant)

BY:	/s/ Michael Loiacono
Michael Loiacono
Chief Accounting Officer